NATURE OF OPERATIONS	12 Months Ended
Dec. 31, 2024
Nature of Operations [Abstract]
NATURE OF OPERATIONS [Text Block]

1. NATURE OF OPERATIONS

Western Copper and Gold Corporation (together with its subsidiaries, "Western" or the "Company") is an exploration stage company that is directly engaged in exploration and development of the Casino mineral property located in Yukon, Canada (the "Casino Project").

The Company is incorporated in British Columbia, Canada. Its head office is located at 907-1030 West Georgia Street, Vancouver, British Columbia.

While Western has been successful in raising sufficient capital to fund its operations, if the Company successfully progresses through permitting to the development and construction stage for the Casino Project, the Company will need to raise additional funds to complete the development and construction of the Casino Project. There can be no assurance that it will be able to raise such project financing in the future.